Exhibit 99.1
Trump Media & Technology Group Reports Full-Year 2025 Results

~ $2.5 Billion in Financial Assets ~

~ Positive Operating Cash Flow for 2025 ~

~ $44 Million in Cash Proceeds from Options Strategy ~

SARASOTA, Fla., Feb. 27, 2026 (GLOBE NEWSWIRE) -- Trump Media and Technology Group Corp. (Nasdaq: DJT) ("TMTG" or the "Company"), operator of the social media platform Truth Social, the video streaming service Truth+, and the financial services and FinTech brand Truth.Fi, announced its financial results for the full year ending on December 31, 2025. These results are included in TMTG's Annual Report on Form 10-K that will be filed with the Securities and Exchange Commission (the "SEC") today.

TMTG closed 2025 with financial assets of approximately $2.5 billion comprising cash, restricted cash, short-term investments, equity securities, note receivable, digital assets, and digital assets pledged—more than tripling the Company’s $776.8 million in financial assets at the end of 2024. These holdings position TMTG to continue pursuing all its key strategic objectives including:

•	continuing to implement its mergers and acquisitions strategy;

•	further expanding the Truth Social and Truth+ platforms;

•	robustly growing the Truth.Fi brand including its newly launched slates of exchange traded funds (“ETFs”) and separately managed accounts (“SMAs”); and

•	continuing to integrate the Company’s cryptocurrency strategy into its operations and financial planning.

The Company achieved a milestone by reporting positive operating cash flow of $14.8 million for 2025, including positive and growing cash flow in each of the last three quarters—as compared to a $61.0 million operating cash outflow for 2024. Having achieved positive operating cash flow for a calendar year less than two years after going public, TMTG believes its diversification, acquisitions, and growth strategies position the Company for future revenue growth and long-term shareholder value creation.

Furthermore, as part of its bitcoin treasury hedging activities, TMTG earned $44.0 million in cash proceeds through its covered-put options strategy.

TMTG CEO and Chairman Devin Nunes said, “TMTG has entered a crucial period in our expansion and diversification. Since going public in March 2024, our financial assets have grown from roughly $200 million to approximately $2.5 billion at the end of 2025. We now have positive operating cash flow bolstered partly by the cash proceeds from our options strategy. The strength of our balance sheet has enabled the company to rigorously carry out our mergers and acquisitions strategy while launching new products and services such as our Truth.Fi financial products. We look forward to continuing our momentum in 2026 and beyond, positioning TMTG as a leader in the America First economy.”

For 2025, TMTG had a $712.3 million consolidated net loss, most of which comprised unrealized losses stemming from a drop in the price of digital assets and digital asset related securities. This included non-cash losses related to changes in the fair value of digital assets and digital assets pledged ($403.2 million) and non-cash losses stemming from the fair value mark to market of digital asset related securities ($178.8 million). The figure also includes $59.2 million in non-cash stock-based compensation and $27.0 million in non-cash interest expense on outstanding debt, leading to consolidated adjusted EBITDA loss of $664.4 million. The Company posted $3.7 million in revenue for the year.

About TMTG

The mission of Trump Media is to end Big Tech's s assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations; Truth+, a TV streaming platform focusing on family friendly live TV channels and on-demand content; and Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America) Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com

Important Information About the Proposed Transaction and Where to Find It

In connection with TMTG’s merger with TAE Technologies (the "Proposed Transaction"), TMTG intends to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 to register the common stock of TMTG ("TMTG Shares") to be issued in connection with the Proposed Transaction. The registration statement will include a document that serves as a proxy statement and prospectus of TMTG and consent solicitation statement of TAE (the "proxy statement/prospectus and consent solicitation statement"), and TMTG will file other documents regarding the Proposed Transaction with the SEC. This document is not a substitute for the registration statement, the proxy statement/prospectus and consent solicitation statement, or any other document that TMTG may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND CONSENT SOLICITATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TMTG AND TAE, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS.

After the registration statement has been declared effective, a definitive proxy statement will be mailed to the shareholders of TMTG (the "TMTG Shareholders") and a prospectus and consent solicitation statement will be sent to the stockholders of TAE. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus and consent solicitation statement, as each may be amended or supplemented from time to time, and other relevant documents filed by TMTG with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by TMTG, including the proxy statement/prospectus and consent solicitation statement (when available), will be available free of charge from TMTG's website at tmtgcorp.com under the "Investors" tab.

Participants in the Solicitation

TMTG and certain of its directors and executive officers and TAE and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the TMTG Shareholders with respect to the Proposed Transaction under the rules of the SEC. Information regarding the names, affiliations and interests of certain of TMTG's directors and executive officers in the solicitation by reading TMTG's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 27, 2026, TMTG's subsequent Quarterly Reports on Form 10-Q filed with the SEC, TMTG's definitive proxy statement for the 2025 annual meeting of shareholders filed with the SEC on March 18, 2025 and the proxy statement/prospectus and consent solicitation statement and other relevant materials filed with the SEC in connection with the Proposed Transaction when they become available. Free copies of these documents may be obtained as described in the paragraphs above. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the TMTG Shareholders in connection with the Proposed Transaction, including a description of their direct and indirect interests, by security holdings or otherwise, will also be set forth in the proxy statement/prospectus and consent solicitation statement and other relevant materials when filed with the SEC.

Cautionary Statement About Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the U.S. federal securities laws, including regarding, among other things, the plans, strategies, and prospects, both business and financial, of TMTG, its current expectations and projections about future events such as TMTG's Proposed Transaction with TAE, TMTG's ability to consummate the Proposed Transaction, the benefits of the Proposed Transaction and the combined company's future financial performance, as well as the combined company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as "anticipate," "believe," "expect," "intend," "may," "plan," "project," "should," "will" and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.  Many factors could cause future results, performance or achievements expressed or implied by the forward-looking statements to differ materially from the forward-looking statements in this communication, including, but not limited to, risks related to TMTG's or TAE's ability to demonstrate and execute on commercial viability of its technology; legal proceedings; ability to obtain financing on acceptable terms or at all; changes in digital asset valuations; disruption to TMTG's operations; TMTG's ability to develop and maintain key strategic relationships; competition in TMTG's industry; ability to access required materials at acceptable costs; delays in the development and manufacturing of fusion power plants and related technology; ability to manage growth effectively; possibility of incurring losses in the future and not being able to achieve or maintain profitability; potential generation capacities of specific reactor designs; regulatory outlook; future market conditions; success of strategic partnerships; developments in the capital and credit markets; future financial, operational and cost performance; revenue generation; demand for nuclear energy; economic outlook and public perception of the nuclear energy industry; changes in laws or regulations; ability to obtain required regulatory approvals on a timely basis or at al; ability to protect intellectual property; adverse economic or competitive conditions; and other risks and uncertainties. In addition, TMTG cautions you that the forward-looking statements contained in this communication are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay site selection or the Proposed Transaction or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TMTG or TAE with respect to site selection or the Proposed Transaction; (iii) the inability to complete the Proposed Transaction due to the failure to obtain approval of the shareholders of TMTG or TAE, or other conditions to closing in the merger agreement; (iv) the risk that the Proposed Transaction disrupts TMTG's current plans and operations as a result of the announcement of the Proposed Transaction; (v) TMTG's ability to realize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition and the ability of TMTG to grow and manage growth profitably following the Proposed Transaction; and (vi) costs related to the Proposed Transaction, site selection or construction. The forward-looking statements in this press release are based upon information available to TMTG as of the date of this press release and, while TMTG believes such information forms a reasonable basis for such statements, these statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, TMTG does not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in TMTG's periodic filings with the SEC, including TMTG's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, TMTG's subsequent Quarterly Reports on Form 10-Q and in the Form S-4, when filed, and in other documents filed by TMTG from time to time with the SEC. TMTG's SEC filings are available publicly on the SEC's website at www.sec.gov. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.  There may be additional risks that TMTG presently knows or that TMTG currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made.  Readers are cautioned not to put undue reliance on forward-looking statements, and TMTG assumes no obligation and does not intend to update or revise these forward‑looking statements, whether as a result of new information, future events, or otherwise. TMTG does not give any assurance that TMTG will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by TMTG or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.